DERMA SCIENCES, INC.
   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                    September 30, 1998



                          ASSETS
                                                                                   Sunshine       Pro Forma     Consolidated
                                                                 Derma Sciences    Products      Adjustments     Pro Forma
                                                            _______________________________________________________________
CURRENT ASSETS
   Cash and cash equivalents                                      5,465,839              23      -1,500,000       3,965,862
   Accounts receivable, net                                         952,094         254,933               0       1,207,027
   Inventory                                                      1,528,595         151,506               0       1,680,101
   Prepaid expenses and other current assets                        337,131          19,848         -13,600         343,379
                                                                 __________        ________      __________       _________
      Total Current Assets                                        8,283,659         426,310      -1,513,600       7,196,369

PROPERTY AND EQUIPMENT, NET                                         236,996         147,622         200,000         584,618

GOODWILL                                                                  0               0       1,114,404       1,114,404

OTHER ASSETS NET:                                                   377,853               0               0         377,853
                                                                 __________        ________      __________       _________
     Total Assets                                                 8,898,508         573,932        -199,196       9,273,244
                                                                 ==========        ========      ==========       =========
           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Bank line of credit                                              689,000          46,298               0         735,298
   Accounts payable                                               1,374,208         144,710               0       1,518,918
   Accrued expenses and other current liabilities                 1,042,244         210,528         -26,800       1,225,972
                                                                 __________        ________      __________       _________
      Total Current Liabilities                                   3,105,452         401,536         -26,800       3,480,188
                                                                 __________        ________      __________       _________

SHAREHOLDERS' EQUITY
   Common stock, $.01 par value, authorized 15,000,000 shares,
      issued and outstanding 6,261,247 shares                        62,612           6,200          -6,200          62,612
   Convertible preferred stock, $.01 par value, authorized 5,083,333
      shares, issued and outstanding 5,070,833                       50,708           5,678          -5,678          50,708
   Treasury stock - common                                                0         -10,735          10,735
   Treasury stock - preferred                                             0         -29,216          29,216
   Additional paid-in capital                                    10,741,436          22,657         -22,657      10,741,436
   Accumulated earnings , (deficit)                              -5,061,700         177,812        -177,812      -5,061,700
                                                                 __________        ________      __________       _________
      Total Shareholders' Equity                                  5,793,056         172,396        -172,396       5,793,056
                                                                 __________        ________      __________       _________
           Total Liabilities and Shareholders' Equity             8,898,508         573,932        -199,196       9,273,244
                                                                 ==========        ========      ==========       =========


             DERMA SCIENCES, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
     NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                     Derma                   Pro Forma    Consolidated
                                                    Sciences      Sunshine  Adjustments    Pro Forma
                                                  ____________________________________________________

NET SALES                                         $6,512,346    $2,254,459       -         $8,766,805

COST OF SALES                                      1,450,844     1,172,319       -          2,623,163
                                                  __________    __________   ___________   __________
GROSS PROFIT                                       5,061,502     1,082,140       -          6,143,642

OPERATING EXPENSES                                 5,084,130     1,003,234       -          6,087,364
                                                  __________    __________   ___________   __________
LOSS FROM OPERATIONS                                 (22,628)       78,906       -             56,278

OTHER  INCOME (EXPENSE)
   Interest income/(expense), net                     55,363        (9,281)      -             46,082
   Merger Costs                                     (198,024)            0       -           (198,024)
   Restructuring Costs                              (550,000)            0       -           (550,000)
   Litigation settlement                            (819,353)            0       -           (819,353)
                                                  __________    __________   ___________   __________
       Total Other Income (Expense)               (1,512,014)       (9,281)      -         (1,521,295)
                                                  __________    __________   ___________   __________

LOSS BEFORE INCOME TAXES                          (1,534,642)       69,625       -         (1,465,017)
   Income taxes                                            0             0       -                  0
                                                  __________    __________   ___________   __________

NET LOSS                                         ($1,534,642)   $   69,625       -        ($1,465,017)
                                                 ============   ==========   ===========  ============
NET  LOSS PER COMMON SHARE
   BASIC AND DILUTED                                  ($0.25)       $17.85       -             ($0.23)
                                                 ============   ==========   ===========  ============
WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                              6,253,181         3,900       -          6,253,181
                                                 ============   ==========   ===========  ============


             DERMA SCIENCES, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
         YEAR ENDED DECEMBER 31, 1997

                                                                 Derma      Sunshine    Pro Forma   Consolidated
                                                               Sciences     Products   Adjustments   Pro Forma
                                                              __________   __________  ___________  ____________

NET SALES                                                     $6,601,524   $2,839,811       -        $9,441,335

COST OF SALES                                                 $1,884,192    1,465,342       -         3,349,534
                                                              __________   __________  ___________  ____________
GROSS PROFIT                                                  $4,717,332    1,374,469       -        $6,091,801

OPERATING EXPENSES                                            $7,069,314    1,272,235       -         8,341,549
                                                            _____________  __________  ___________  ____________
LOSS FROM OPERATIONS                                        ($ 2,351,982)     102,234       -        (2,249,748)

OTHER  INCOME (EXPENSE)
   Interest income/(expense), net                                $93,329       (7,224)      -           $86,105
   Merger Costs                                                       $0            0       -                $0
   Restructuring Costs                                                $0            0       -                $0
   Litigation settlement                                              $0            0       -                $0
                                                            _____________  __________  ___________  ____________
       Total Other Income (Expense)                              $93,329       (7,224)      -            86,105
                                                            _____________  __________  ___________  ____________


LOSS BEFORE INCOME TAXES                                    ($ 2,258,653)      95,010       -      ($ 2,163,643)
   Income taxes                                                       $0            0       -                $0
                                                            _____________  __________  ___________  ____________
NET LOSS                                                    ($ 2,258,653)  $   95,010       -       ($2,163,643)
                                                            =============  ==========  ===========  ============
NET  LOSS PER COMMON SHARE
   BASIC AND DILUTED                                              ($0.34)      $24.36       -            ($0.33)
                                                            =============  ==========  ===========  ============
WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                                          6,553,315        3,900       -          6,557,215
                                                            =============  ==========  ===========  ============
